UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

January 15, 2010
Date of Report (Date of earliest event reported)

CALECO PHARMA CORP.
(Exact name of registrant as specified in its charter)

NEVADA	000-51261	20-1147435
(State or other jurisdiction of	(Commission File	(IRS Employer Identification No.)
incorporation)	Number)

103 East Holly Street, #410
National Bank Building,
Bellingham, WA		98225
(Address of principal executive offices)		(Zip Code)

(360) 306-1133
Registrant's telephone number, including area code

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

____ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

____ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

____ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

____ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

SECTION 3 – SECURITIES AND TRADING MARKETS

ITEM 3.02         UNREGISTERED SALES OF EQUITY SECURITIES.

Foreign Private Placement

Caleco Pharma Corp. (the "Company") issued an aggregate of 1,337,300 shares at a price of $0.10 per share for aggregate gross proceeds of $133,730 as follows:

  Tranche 5 – 337,300 shares were issued on January 15, 2010
  Tranche 6 – 1,000,000 shares were issued on January 19, 2010

The issuances were completed pursuant to the provisions of Regulation S of the Securities Act of 1933 (the “Act”). The Company did not engage in a distribution of this offering in the United States. Each of the subscribers represented that they were not “US persons” as defined in Regulation S of the Act and that they were not acquiring the shares for the account or benefit of a US person.

These share issuances represent a portion of the $1,600,000 foreign private placement offering. To date, the Company has completed $1,563,467.40 of the foreign private placement offering. There are no assurances that the remainder of the offering will be completed.

US Private Placement

On January 15, 2010, the Company issued an aggregate of 460,000 shares at a price of $0.10 per share for cash proceeds of $46,000. The issuances were completed pursuant to the provisions of Rule 506 of Regulation D of the Act. Each subscriber represented that they were an accredited investor as defined under Regulation D.

This share issuance represents the third tranche of the $150,000 U.S. private placement offering. To date, the Company has completed $156,000 of the U.S. private placement offering. This represents an over-allotment of 60,000 shares from the number of shares originally approved by the Company's directors for the U.S. private placement offering. To account for the over-allotment, the Company's directors approved an increase to the number of shares being offering under the U.S. private placement from 1,500,000 shares to 1,650,000 shares. There are no assurances that the remainder of the U.S. private placement offering will be completed.

The above does not constitute an offer to sell or a solicitation of an offer to buy any of the Company’s securities in the United States. The securities have not been registered under the Act and may not be offered or sold within the United States or to U.S. persons unless an exemption from such registration is available.

SECTION 7 – REGULATION FD

ITEM 7.01         REGULATION FD DISCLOSURE.

News Release dated January 20, 2010

Attached as Exhibit 99.1 to this report, and incorporated by reference herein, is a news release issued by the Company on January 20, 1010. The news release announces a corporate alliance with Rearden Health Partners, a healthcare media and communications firm that specializes in healthcare product development.

This information is furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to liability under that section, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing. By filing this report on Form 8-K and furnishing this information, the Company makes no admission as to the materiality of any information in this report that is required to be disclosed solely by reason of Regulation FD.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS

(d)        Exhibits

Exhibit Number	Description of Exhibit

99.1	News Release dated January 20, 2010.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CALECO PHARMA CORP.

Date: January 21, 2010
	By:	/s/ John Boschert

JOHN BOSCHERT
Chief Executive Officer, Chief Financial Officer,
President, Secretary and Treasurer